                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: January 29, 1999


                            Lumen Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                        1-14210                       13-3868804
---------------            ------------------------          -------------------
(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


45 William Street, Wellesley, Massachusetts                    02481
-------------------------------------------                  ----------
(Address of principal executive offices)                     (Zip Code)


                                 (781) 237-5100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         The New York Stock Exchange has filed a notification with the Securities and Exchange Commission of its intention to remove the Company's common stock from listing and registration at the opening of business on February 10, 1999. Trading in the common stock has been suspended since
January 5, 1999, following the completion on January 4, 1999, of the merger of Lighthouse Weston Corp. ("Lighthouse"), a Delaware corporation and a wholly owned subsidiary of EG&G, Inc., a Massachusetts corporation ("EG&G"), with and into the Company (the "Merger"), pursuant to which the Company became a wholly owned subsidiary of EG&G. As a result of the Merger, each outstanding share of the Company's common stock, par value $0.01 per share (the "Shares"), other than
(x) Shares held by EG&G, Lighthouse or the Company or any direct or indirect subsidiary of EG&G, Lighthouse or the Company, and (y) Shares held by stockholders, if any, who are entitled to and perfect their appraisal rights under Section 262 of the Delaware Law, were cancelled and converted into the right to receive $7.75 per Share in cash, without interest thereon.

         The Company has extended the expiration date of its change of control tender offer relating to its 8% Convertible Subordinated Notes due 2002 (the "Notes"). Pursuant to the offer, each holder of Notes has the right, at such holder's option, to require the Company to repurchase all or a portion of such Notes at a price equal to 101% of the principal amount of the Notes, plus interest accrued and unpaid to but excluding February 16, 1999. The offer and withdrawal rights are now scheduled to expire at 5:00 p.m., New York City time, on Friday, February 12, 1999, unless further extended. The offer had previously been scheduled to expire at 5:00 p.m., New York City time, on Wednesday, February 10, 1999. According to the depositary for the Offer, as of the close of business on January 28, 1999, $132,000 of Notes had been validly tendered pursuant to the Offer. The Company has mailed to all registered holders of the Notes a Supplement to its Offer to Purchase providing additional information with respect to the offer.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Lumen Technologies, Inc.


                                            By: /s/ Philip Ayers
                                                ----------------
                                                Philip Ayers
                                                Secretary


Date: January 29, 1999